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                                                                  EXHIBIT 10.10



                         MASTER AGREEMENT FOR SERVICES


THIS REVISED AGREEMENT is made on [29 April], 1998 BETWEEN:

(1) Get Smart, Inc, a Delaware corporation d.b.a. Busy Box Productions ("Busy Box"), located at 701 Battery Street, 2nd Floor, San Francisco California 94111, and

(2) Visual Communications Limited, a company registered in England and Wales under No. 320338, with its registered office at Ludgate House, 245 Blackfriars Road, London SE1 9UY, trading under the name Visual Communications Group (the "Client").

WHEREAS

         (1) Busy Box and the Client have a Master Agreement for Services dated 7th June, 1996 (the "Master Agreement") under which Busy Box provides Deliverables and Services as set out in Statements of Work issued pursuant to the Master Agreement.

         (2) It is the intention of both parties that this Revised Agreement amends the Master Services Agreement as from the date of this agreement and supercedes the Addendum to the Master Agreement.

         (3) It is the intention of both parties that this agreement does not recind the Master Agreement.

IT IS AGREED as follows:

DEFINITIONS

1. "ACCEPTANCE" means the date on which the Client certifies the Deliverables accepted in accordance with the relevant Statement of Work.

         "AFFILIATE" means a subsidiary or holding company of a party, or any other subsidiary of any such holding company, and the terms "subsidiary" and "holding company" shall have the meanings given to them in section 736 of the Companies Act 1985 as amended by section 144(1)(b) of the Companies Act 1989.

         "CUSTOM WORK" means all original works including all copyright works created by Busy Box for the Client to provide Deliverables defined a Statement of Work which do not constitute Enabling Technology.

         "DELIVERABLES" means all works and products defined as deliverables (including Custom Work and Enabling Technology) in a Statement of Work.

         "ENABLING TECHNOLOGY" means the all original works owned by Busy Box, including all know-how, technical information and data (including drawings, specifications, computer program source and object code, and documentation required by the Client for the Deliverables or to operate the Custom Work.
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         "INTELLECTUAL PROPERTY RIGHTS" means all trade marks (registered and unregistered), patents (registered and unregistered), copyrights, design rights, trade names, service marks, trade secrets, know-how and other intellectual property rights (where registered or unregistered) and applications for the same, anywhere in the World.

         "LICENCE AGREEMENT" means the Licence Agreement relating to the Enabling Technology to be agreed and signed by both parties which constitutes a Schedule to this Revised Agreement.

         "SERVICE" means those services defined in a Statement of Work.

         "SPECIFICATION" means the description and criteria set out in a Statement of Work which the Deliverables must comply with.

         "STATEMENT OF WORK" means a statement in the form to be determined and agreed between Busy Box and the Client setting out the Deliverables and Services which constitutes a Schedule to this Revised Agreement.

2. In the event of any conflict or inconsistency arising in the interpretation of any of the documents comprising the Master Agreement or this Revised Agreement, this Revised Agreement shall prevail over the Master Agreement.

MASTER AGREEMENT AMENDMENTS

3.  (a)  Clause 1 shall read:

         "1, BUSY BOX SHALL PROVIDE THE SERVICES AND DELIVERABLES DEFINED IN EACH STATEMENT OF WORK IN CONSIDERATION FOR THE CLIENT PAYING BUSY BOX THE FEES DEFINED IN THE RELEVANT STATEMENT OF WORK. BUSY
         BOX SHALL PROVIDE UPGRADES TO THE DELIVERABLES IN ACCORDANCE
         WITH THE RELEVANT STATEMENT OF WORK".

    (b)  Clause 1.1 remains unamended.

4.  (a)  Clause 3.1 shall read:

         "3.1 ALL INTELLECTUAL PROPERTY RIGHTS IN THE CUSTOM WORK SHALL VEST EXCLUSIVELY IN THE CLIENT. BUSY BOX CONFIRMS THAT ALL INTELLECTUAL PROPERTY RIGHTS IN CUSTOM WORK SUPPLIED TO THE VISUAL COMMUNICATIONS GROUP SHALL VEST EXCLUSIVELY IN THE CLIENT".

    (b)  Clause 3.1.2 shall read:

         "3.1.2 IN CONSIDERATION OF THE FEES PAID BY THE CLIENT BUSY BOX ASSIGNS TO THE CLIENT ALL INTELLECTUAL PROPERTY RIGHTS IN THE CUSTOM WORK AND WAIVES ALL MORAL RIGHTS IN THE CUSTOM WORK. FOR THE SAKE OF CLARIFICATION THIS ASSIGNMENT APPLIES TO ALL CUSTOM WORK CREATED FOR THE CLIENT PURSUANT TO A STATEMENT OF WORK".

         "BUSY BOX HEREBY ASSIGNS TO THE CLIENT ALL INTELLECTUAL PROPERTY RIGHTS IN THE CUSTOM WORK (AND WAIVES ALL MORAL RIGHTS IN THE CUSTOM
         WORK) SUPPLIED TO VISUAL COMMUNICATIONS GROUP PURSUANT TO THE MASTER AGREEMENT.

    (c)  Clause 3.2 shall read:

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         "3.2 BUSY BOX RETAINS OWNERSHIP TO THE ENABLING TECHNOLOGY AND GRANTS
         THE CLIENT UPON ACCEPTANCE OF THE RELEVANT DELIVERABLES AND PAYMENTS TO BUSY BOX OF ALL CORRESPONDING FEES AN IRREVOCABLE, NON-EXCLUSIVE, NON-TRANSFERABLE, WORLD-WIDE, ROYALTY FREE, LICENCE TO USE THE ENABLING TECHNOLOGY ON THE TERMS SET OUT IN THE LICENCE AGREEMENT. BUSY BOX SHALL GRANT THE CLIENT ACCESS TO THE SOURCE CODE FOR THE ENABLING TECHNOLOGY, ON TERMS TO BE AGREED IN THE LICENCE AGREEMENT. ALL RIGHT TITLE AND INTEREST IN THIRD-PARTY TECHNOLOGIES REQUIRED TO ENSURE THE DELIVERABLES COMPLY WITH THE SPECIFICATION SHALL BE GOVERNED BY USER LICENCE AGREEMENTS AGREED WITH THE PROPRIETOR OF THAT TECHNOLOGY (TO
         BE PROCURED BY BUSY BOX FOR THE CLIENT)."

5.  (a)  Clause 4.2 shall be deleted.

    (b)  Clause 4.3 shall be deleted.

6.  (c)  Clause 6 shall be amended by including:

         "6.1.4. THE DELIVERABLES SHALL COMPLY WITH THE RELEVANT SPECIFICATION FOR 180 DAYS FROM THE DATE OF ACCEPTANCE. SHOULD THE DELIVERABLES
         NOT COMPLY WITH THE SPECIFICATION DURING THIS PERIOD BUSY BOX SHALL AT ITS OWN EXPENSE PROMPTLY TAKE ALL REASONABLE ACTION TO ENSURE THE DELIVERABLES DO COMPLY WITH THE SPECIFICATION.

         6.1.5. THE DELIVERABLES SHALL BE SUPPLIED WITH DUE SKILL AND CARE AND SHALL BE FIT FOR THE PURPOSE MADE KNOWN TO BUSY BOX BY THE CLIENT AS EXPRESSLY SET FORTH IN THE RELEVANT STATEMENT OF WORK".

7.  (a)  A new clause 7.1 and 7.2 should be added.

         "7.1 BUSY BOX SHALL DEFEND AT ITS EXPENSE AND HOLD HARMLESS THE CLIENT AGAINST ANY CLAIM OR SUIT BROUGHT AGAINST THE CLIENT ALLEGING THAT THE SERVICES AND/OR DELIVERABLES INFRINGE PATENT, COPYRIGHT, TRADEMARK, SERVICE MARK, OR OTHER INTELLECTUAL
         PROPERTY RIGHTS OR RIGHT OF PRIVACY OF A THIRD PARTY, OR LIBELS
         OR DEFAMES ANY THIRD PARTY, PROVIDED THAT BUSY BOX IS GIVEN
         PROMPT WRITTEN NOTICE OF SUCH CLAIM AND PERMITS BUSY BOX TO PARTICIPATE IN THE DEFENSE AND/OR SETTLEMENT THEREOF. IF THE CLIENT IS HELD TO INFRINGE INTELLECTUAL PROPERTY RIGHTS OWNED BY A
         THIRD PARTY BUSY BOX SHALL INDEMNIFY THE CLIENT IN RESPECT OF
         THE LOSSES AND EXPENSES IT INCURS AS A RESULT OF INFRINGEMENT.
         BUSY BOX SHALL HAVE NO LIABILITY UNDER THIS CLAUSE FOR ANY CLAIM THAT WOULD HAVE BEEN AVOIDED BY USE OF THE DELIVERABLES, WITH DEVICES, PARTS OR SOFTWARE NOT CONTEMPLATED BY THIS REVISED AGREEMENT OR OTHERWISE APPROVED BY BUSY BOX"

         7.2 ASSIGNMENT. NEITHER PARTY WITHOUT THE WRITTEN CONSENT OF THE OTHER SHALL ASSIGN THIS REVISED AGREEMENT OR ANY INTEREST
         HEREIN. SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD BY BUSY
         BOX IF THE CLIENT PROPOSES AN ASSIGNMENT TO A SUCCESSOR OR AN AFFILIATE. ANY SUCH ASSIGNMENT IN VIOLATION OF THIS CLAUSE 7
         SHALL BE VOID. NOTWITHSTANDING THE FOREGOING, BUSY BOX IS
         PERMITTED TO USE CONSULTANTS, INDEPENDENT CONTRACTORS AND AGENTS
         TO ASSIST IN THE PERFORMANCE OF THIS REVISED AGREEMENT, PROVIDED, HOWEVER, THAT BUSY BOX REMAINS RESPONSIBLE FOR THE SERVICES. IF INDEPENDENT CONTRACTORS AND AGENTS ARE USED BUSY BOX SHALL PROCURE THOSE CONTRACTORS AND AGENTS COMPLY WITH THE TERMS OF CLAUSES 3 AND 8 OF THIS REVISED AGREEMENT".



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8.  (a)  Clause 12 shall read:

         "12. GOVERNING LAW: THIS REVISED AGREEMENT, THE LICENSE AGREEMENT AND THE MASTER AGREEMENT SHALL BE GOVERNED BY ENGLISH LAW".

9.  A new Clause 13 shall be inserted to read:

         "13. ALL DISPUTES BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS REVISED AGREEMENT SHALL BE REFERRED FOR DETERMINATION AS FOLLOWS:

         (a)  IF THE DISPUTE IS OF A TECHNICAL NATURE IT SHALL BE REFERRED
              FOR FINAL DETERMINATION TO AN EXPERT (THE "EXPERT"), WHO SHALL BE DEEMED TO ACT AS EXPERT AND NOT AS ARBITRATOR; AND

         (b) IN ALL OTHER RESPECTS IT SHALL BE DETERMINED BY A SINGLE ARBITRATOR (THE "ARBITRATOR").

         BOTH THE EXPERT AND THE ARBITRATOR SHALL BE SELECTED BY MUTUAL AGREEMENT OR FAILING AGREEMENT WITHIN 14 DAYS AFTER A REQUEST BY ONE PARTY TO THE OTHER, SHALL BE CHOSEN AT THE REQUEST OF EITHER PARTY, IN THE CASE OF THE EXPERT, BY THE PRESIDENT FOR THE TIME BEING OF THE BRITISH COMPUTER SOCIETY AND, IN THE CASE OF THE ARBITRATOR, UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION."

         THE EXPERT SHALL BE INSTRUCTED TO DELIVER HIS DETERMINATION TO THE PARTIES WITH 14 DAYS AFTER HIS APPOINTMENT. THE ARBITRATOR SHALL BE INSTRUCTED TO DELIVER HIS DETERMINATION WITHIN 60 DAYS AFTER HIS RECEIVING ALL INFORMATION NECESSARY FOR HIS DETERMINATION.

         DECISIONS OF THE EXPERT SHALL BE FINAL AND BINDING AND NOT SUBJECT TO APPEAL. REFERENCES TO THE ARBITRATOR SHALL BE DEEMED TO BE A SUBMISSION TO ARBITRATION UNDER THE RULES OF THE LONDON COURT OF INTERNATIONAL ARBITRATION AND THE ARBITRATION SHALL BE CONDUCTED IN THE ENGLISH LANGUAGE IN LONDON, ENGLAND.

         THE EXPERT SHALL HAVE THE SAME POWERS TO REQUIRE ANY PARTY TO PRODUCE ANY DOCUMENTS OR INFORMATION TO HIM AND THE OTHER PARTY AS AN ARBITRATOR AND EACH PARTY SHALL IN ANY EVENT SUPPLY HIM SUCH INFORMATION WHICH IT HAS AND IS MATERIAL TO THE MATTER TO BE RESOLVED AND WHEN IT COULD BE REQUIRED TO PRODUCE ON DISCOVERY.

         THE FEES OF THE EXPERT AND THE ARBITRATOR SHALL BE BORNE BY THE PARTIES IN THE PROPORTION AS MAY BE DETERMINED BY THE EXPERT OR ARBITRATOR (AS THE CASE MAY BE) HAVING REGARD (AMONGST OTHER THINGS) TO THE CONDUCT OF THE PARTIES".

10. Busy Box and the Client agree the following Statements of Works formed part of the Master Services Agreement and the Intellectual Property Rights which arise out of creation of the Custom Work for the Deliverables in these Statements of Work vest in the Client.

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
         Statement of Work 1   ("Specification Document for Visual           June 9, 1995
                               Communications Group")

         Statement of Work 4   ("stockdirectory.com")                        July 25, 1997

         Statement of Work 4a  ("Addendum to Statement of Work 4")           October 2, 1997

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